                                                                   EXHIBIT 10.24

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
FORM CD-451         U.S. DEPARTMENT OF COMMERCE         [ ] GRANT      X COOPERATIVE AGREEMENT
(REV 10/98)                                             --------------------------------------
                    AMENDMENT TO                        ACCOUNTING CODE
             FINANCIAL ASSISTANCE AWARD                 N/A
                                                        --------------------------------------
                                                        AWARD NUMBER
                                                        NCR 92-18742
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RECIPIENT NAME                                          AMENDMENT NUMBER
Network Solutions, Incorporated                         Twelve (12)
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STREET ADDRESS                                          EFFECTIVE DATE
506 Huntmar Park Drive                                  Upon Execution
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CITY, STATE, ZIP CODE                                   EXTEND WORK COMPLETION TO
Herndon, Virginia 22070                                 N/A
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CFDA NO. AND PROJECT TITLE
11.- National Telecommunications and Information Administration
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
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COSTS ARE REVISED                PREVIOUS         ADD           DEDUCT         TOTAL
AS FOLLOWS:  N/A              ESTIMATED COST                               ESTIMATED COST
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
FEDERAL SHARE OF COST         $               $              $            $
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RECIPIENT SHARE OF COST       $               $              $            $
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TOTAL ESTIMATED COST          $               $              $            $
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REASON(S) FOR AMENDMENT

To change the Federal Program Officer and Grants Officer stated in Amendment
Number 10, and revise Amendment Number 11, at no additional cost to the Government, in accordance with the Recipient's December 18, 1998, and February
9, 1999 letters, which are incorporated into the award by reference.







-------------------------------------------------------------------------------

This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient.
If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally terminate this Amendment.

 X  Special Award Conditions

[ ] Line Item Budget

[ ] Other(s)
            -------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                                       DATE
Betty L. Cassidy                                                 /s/ BETTY L. CASSIDY     3/1/99
Acting Grants Officer, Office of Executive Assistance Management
------------------------------------------------------------------------------------------------
TYPED NAME, TYPED TITLE, AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL                  DATE
        /s/ DM Graves                                                                    3/12/99
------------------------------------------------------------------------------------------------
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



                            SPECIAL AWARD CONDITIONS
                                  NCR 92-18742
                          Amendment Number Twelve (12)

1.    The Grants Officer's name, address, and telephone number are:

               Betty L. Cassidy
               Acting Grants Officer
               U. S. Department of Commerce
               Office of Executive Assistance Management
               14th & Constitution Avenue, N.W., Room H6054
               Washington, D.C. 20230
               202 482-1370

2.    The Federal Program Officer's name, address, and telephone number are:

               Karen A. Rose
               U. S. Department of Commerce
               National Telecommunications and Information
               Administration
               14th Street & Constitution Avenue, N.W., Room H4701
               Washington, D.C. 20230
               202 482-1304

3. The time line for the development of the Shared Registration System stated in Amendment Number 11, Shared Registry Section, is revised as follows:

      2. BY DECEMBER 28, 1998, NSI shall create a focused input technical advisory group consisting of not more than 10 individuals designated by NewCo to comment on the design of and participate in testing of the Shared
      Registration System.

      3. BY APRIL 26, 1999, NSI will establish a test bed supporting actual registration in .com, .net and .org by 5 registrars accredited by NewCo
      (Accredited Registrars). (Phase 1)

      4. BY JUNE 25, 1999, the Shared Registration System will be deployed by
      NSI and available to support multiple licensed Accredited Registrars offering registration services within the gTLDs for which NSI now acts as a registry. (Phase 2)

      5. BY OCTOBER 25, 1999, NSI will have completed reengineering of NSI's registry/registrar interface and back end systems so as to assure that NSI, acting as registry,



      shall give all licensed Accredited Registrars (including NSI acting as registrar) equivalent access ("equal access") to registry services through the Shared Registration System. Phase 3)

4. Except as modified by this amendment, the terms and conditions of this Cooperative Agreement, as amended, are unchanged.